                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934



Filed by the Registrant [X]


Filed by a Party other than the Registrant [ ]

Check the appropriate box:




[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     SCUDDER SPAIN AND PORTUGAL FUND, INC.
--------------------------------------------------------------------------------
       (Name of Registrant as Specified In Its Articles of Incorporation)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                     SCUDDER SPAIN AND PORTUGAL FUND, INC.


                                345 Park Avenue
                            New York, New York 10154


                                                                November 6, 1998


Dear Stockholder:


     As a result of a significant reduction in the Fund's asset level due to the recently completed in-kind redemption right offered to all stockholders and declines in the Spanish and Portuguese equity markets, the Board of Directors of the Fund has determined that it is advisable and in the best interests of the Fund's stockholders to recommend the liquidation and dissolution of the Fund. Although the Board of Directors believes that the Fund's long-term performance has been outstanding and that Scudder Kemper Investments, Inc. continues to have the capacity to effectively manage Spanish and Portuguese investment portfolios, the diminished size of the Fund no longer allows such management to be carried out in an efficient manner. Accordingly, if stockholders vote to approve the liquidation and dissolution proposal, as soon as practicable after that vote the Fund's portfolio will be liquidated, its affairs will be wound up, and the liquidation proceeds will be distributed pro rata to stockholders.



     In addition, stockholders are being asked to approve the Fund's current investment management agreement, which has been in effect since September 7, 1998. Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the stockholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.


     The Zurich-B.A.T transaction should not affect you as a Fund stockholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase, and the investment objective of your Fund will remain the same.


     Stockholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED LIQUIDATION AND DISSOLUTION OF THE FUND AND THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS. The stockholders present at the Meeting will hear a report on the Fund and there will be an opportunity to discuss matters of interest. EVEN THOUGH APPROVAL OF PROPOSAL 1 WILL AUTHORIZE THE LIQUIDATION AND DISSOLUTION OF THE FUND, IN ORDER TO ENSURE EFFECTIVE AND

EFFICIENT MANAGEMENT AND GOVERNANCE OF THE FUND IT IS IMPORTANT THAT YOU VOTE ON ALL PROPOSALS.


     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s), you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Nicholas Bratt
Nicholas Bratt
President

/s/ Daniel Pierce
Daniel Pierce
Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                     SCUDDER SPAIN AND PORTUGAL FUND, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Scudder Spain and Portugal Fund, Inc.:


     Please take notice that the Annual Meeting of Stockholders of Scudder Spain and Portugal Fund, Inc. (the "Fund") for the Fund's 1998 fiscal year will be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on December 1, 1998, at 10:30 a.m., Eastern time, for the following purposes:



     (1) A. To approve an amendment to the Fund's Articles of Incorporation to permit the liquidation and dissolution of the Fund, as described below, to be approved by the affirmative vote of a majority of the Fund's outstanding shares of common stock;



           B. To approve the liquidation and dissolution of the Fund pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination of the Fund;



     (2) To approve a new investment management, advisory and administration agreement between the Fund and its investment manager;



     (3) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified; and



     (4) To ratify the action of the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 1998.


     The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of shares of common stock of the Fund at the close of business on October 9, 1998 are entitled to vote at the Meeting and at any adjournments thereof.


     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal and will vote against any such adjournment those proxies to be voted against a Proposal.

                                             By Order of the Board of Directors,

                                                         /s/ Thomas F. McDonough
                                                             Thomas F. McDonough
                                                                       Secretary


November 6, 1998


IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                     SCUDDER SPAIN AND PORTUGAL FUND, INC.

                   345 Park Avenue, New York, New York 10154

                                PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Scudder Spain and Portugal Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on December 1, 1998 at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). (In the description below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.)



     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about November 6, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail prior to the Meeting (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.



     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to such Proposal. Any such adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.


     Proposal 1, which includes an amendment to the Fund's Articles of Incorporation, requires the affirmative vote of a majority of the Fund's outstanding shares of common stock (i.e., more than 50% of the outstanding shares of the Fund). Abstentions and broker non-votes will have the effect of a "no" vote for Proposal 1.



     Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding vote securities" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), and as used in this proxy statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.



     Abstentions will have the effect of a "no" vote for Proposal 2. Broker non-votes will have the effect of a "no" vote for Proposal 2 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposal 2.



     Election of each of the nominees for Director pursuant to Proposal 3 requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Ratification of the selection of independent accountants pursuant to Proposal 4 requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Abstention and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 3 and 4.



     Holders of record of the shares of the common stock of the Fund at the close of business on October 9, 1998 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding as of October 9, 1998 was 1,507,500.


     The Board of Directors recommends that stockholders vote FOR each Proposal.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, and a copy of any more recent semi-annual or quarterly report, without charge, by calling 1-800-349-4281 or writing the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154.

                     PROPOSAL 1: APPROVAL OF AMENDMENTS TO


                    THE ARTICLES OF INCORPORATION AND OF THE


                PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION


                                  OF THE FUND



     The Fund proposes to liquidate its assets and dissolve pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination of the Fund (the "Plan") as approved by the Board of Directors on October 28, 1998. The Board has determined that the orderly liquidation of the Fund's assets is advisable and has directed that the Plan be submitted for consideration of the stockholders of the Fund. The Plan provides for the complete liquidation of all of the assets of the Fund, the payment by the Fund of all known obligations, including the expenses of the liquidation, and the receipt by stockholders of a distribution equal to the net asset value per share in redemption of their shares of the Fund, together with accrued and unpaid dividends and distributions. If the Plan is approved by the affirmative vote of a majority of the Fund's outstanding shares of common stock, Scudder Kemper will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as Scudder Kemper shall determine to be reasonable and in the best interests of the Fund and its stockholders. A copy of the Plan is attached to this Proxy Statement as Exhibit A, and the description of the Plan in this Proxy Statement is qualified in its entirety be reference to Exhibit A.



     In the event the Plan is not approved by the requisite stockholder vote, the Board of Directors will consider what other action, if any, should be taken.



     This Proposal consists of two parts: (A) an amendment to the Articles of Incorporation of the Fund; and (B) approval of the Plan.



A.  AMENDMENT TO THE ARTICLES OF INCORPORATION



     Approval of the Plan first includes approval of an amendment to the Articles of Incorporation to reduce the necessary stockholder vote to approve a liquidation and dissolution. The amendment to the Articles of Incorporation requires approval by the affirmative vote of a majority of the outstanding shares of common stock of the Fund. If a majority of the outstanding shares of common stock of the Fund is voted in favor of this Proposal 1, appropriate Articles of Amendment (incorporating the amendment to the Articles of Incorporation set forth below) will immediately be filed with the Maryland State Department of Assessments and Taxation while the Meeting is in progress so that the amendment will be effective with respect to the Fund before the time at the Meeting when the vote on the Plan will be tabulated. Thus, approval of this Proposal 1, consistent with the laws of the State of Maryland, will allow the approval of the Plan by the affirmative vote of a majority, rather than two-thirds, of the outstanding shares of the Fund.



     At a meeting of the Board of Directors of the Fund held on October 28, 1998, the Fund's Board of Directors approved and recommended to the stockholders the adoption of an amendment to the Fund's Articles of Incorporation as follows in order to permit liquidation and dissolution of the Fund to be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Fund:



     The Articles of Incorporation of the Corporation are hereby amended by adding the following provision to Article FIFTH:



          (3) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any Class of stock of the Corporation, the liquidation and dissolution of the Corporation shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon.



B.  APPROVAL OF THE PLAN



     Background



     The Board of Directors has, over the years, discussed the significance of the existence of the discount to net asset value at which the Fund's shares have traded on the stock exchanges on which the Fund has been listed and the impact to stockholders of the discount. The Board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The Board of Directors has, however, consistently concluded that it was in the best interests of the Fund and its stockholders to maintain the current closed-end format, because, in the view of the Board and of Scudder Kemper, the closed-end format was an appropriate investment vehicle for participating in the Spanish and Portuguese equities markets. In Scudder Kemper's view, many attractive equity investment opportunities in Spain and Portugal have been and continue to be found in the small-capitalization and less liquid sectors of those markets.



     In connection with the stockholders' consideration in 1997 of a new advisory agreement for the Fund in the context of a transaction involving the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. to form Scudder Kemper, certain large stockholders of the Fund expressed the view that the Fund should take steps to allow them to realize net asset value on their investment. Scudder Kemper also communicated with other stockholders of the Fund, who voiced their continued support for the closed-end structure and opposed proposals to convert to open-end status or to liquidate.



     In culmination of this process, the Fund determined to pursue a business combination that was designed to address the interests of the Fund and its stockholders. The goal of the Board of Directors and Scudder Kemper was to structure a transaction in the best interests of all stockholders, including those who wished to realize net asset value on their investment as well as those that wished to remain invested in the Fund. Accordingly, the Board of Directors sought a transaction that, while allowing stockholders of the Fund to elect to realize net asset value, would not penalize stockholders who desired to remain invested in the Fund. A major consideration in this process was the treatment of potential tax liability. Because a significant percentage of the Fund's net asset value consisted of unrealized capital gains, the Board of Directors determined to structure the transaction so that neither the Fund nor the remaining stockholders of the Fund would incur tax liability as a result of the actions of stockholders who terminated their investment in the Fund.



     The alternatives available to the Fund, including the full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of the Board of Directors held in the fourth quarter of 1997 and in January, February, March and April 1998, including meetings at which representatives of Scudder Kemper were not present. The members of the Board of Directors not affiliated with the Fund or Scudder Kemper were advised in this process by their own counsel. After consideration of the alternatives, Scudder Kemper proposed, and the Board of Directors approved, a merger of the Fund with The Growth Fund of Spain, Inc. ("GSP") in which the Fund would be the surviving entity. The merger would be followed by an in-kind redemption offer designed to permit a significant number of shares of the combined fund to be redeemed at net asset value in exchange for Fund portfolio securities. The Board of Directors of GSP also approved this merger. A press release announcing the proposed merger was issued on April 16, 1998.



     In fulfillment of the objective of the Board of Directors and Scudder Kemper to minimize tax liability for both the Fund and non-redeeming stockholders, the merger and subsequent in-kind redemption transaction were designed to permit those stockholders who preferred to continue to remain invested in a closed-end vehicle the opportunity to do so without suffering adverse tax effects as a result of the election by other stockholders to realize net asset value on their investment in the Fund.



     On May 1, 1998, the Fund and GSP filed a combined registration and proxy statement with the Securities and Exchange Commission, and commenced to fulfill the regulatory requirements in connection with the proposed merger. However, in July 1998, after consideration of the viability of the proposed merger and communications with certain large stockholders of GSP, and prior to the commencement of solicitation of proxies, the Boards of Directors of the Fund and GSP each determined that it was no longer practical to move ahead with the proposed merger. The Fund issued a press release announcing the termination of the merger agreement.



     As an alternative to the merger, the Board of Directors of the Fund approved a plan to offer stockholders the right to demand redemption of their shares at net asset value in exchange for Fund portfolio securities (the "Redemption Right"). Pursuant to the Redemption Right, stockholders of the Fund were offered the opportunity to submit up to 4,883,365 shares of the Fund, representing 75% of its outstanding shares, for redemption at net asset value in exchange for a pro rata portion of the securities and cash held in the Fund's portfolio, subject to certain exclusions and adjustments for fractional shares, and net of applicable expenses.



     As with the merger proposal, the Redemption Right was designed to provide stockholders who no longer wished to participate in a closed-end fund the opportunity, to the extent consistent with the best interests of the Fund and all of its stockholders, to demand the redemption of all of their shares in-kind in order to elect to realize the net asset value of their investment. The Fund requested and received a private letter ruling from the Internal Revenue Service confirming that the Fund and the remaining stockholders would not suffer tax liability as a result of the stockholder redemptions. The Fund further requested and received an order of exemption from the Securities and Exchange Commission to permit certain large stockholders (who could be deemed to be "affiliates" of the Fund by virtue of their share ownership of the Fund) to participate in the Redemption Right.



     The Redemption Right expired on September 30, 1998. On October 15, 1998, the Fund announced that the Fund had accepted all of the requests for redemption, in conformity with the terms of the Redemption Right, representing 5,003,554.154 shares or approximately 76.63% of the then-outstanding shares of the Fund. Pursuant to the terms of the Redemption Right, the shares of the Fund presented for redemption were valued by the Fund at $12.11 per share, the net asset value per share of the Fund as determined as of the close of the regular trading session on the New York Stock Exchange on October 1, 1998.



     Reasons for the Liquidation and Dissolution



     The upper limit on the number of shares accepted for redemption by the Fund was designed to provide all stockholders with a significant opportunity to realize the net asset value of their investment in the Fund. In addition, at the time the Redemption Right was offered, the Board of Directors and Scudder Kemper believed that, based on then-current market conditions, and recognizing that the Fund would make a distribution of ordinary income and capital gains prior to the expiration of the Redemption Right, the Fund would remain viable after the Redemption Right was completed. However, intervening market activity in Spain and Portugal during the period the Redemption Right was being offered to stockholders caused a significant decline in the Fund's assets. On September 1, 1998, the Fund had net assets of approximately $111,728,760. On October 1, 1998, the valuation date for the Redemption Right, the Fund had net assets of approximately $78,848,210, representing a reduction in value of net assets of approximately 29.5%. As of November 4, 1998, the Fund had net assets of approximately $22,241,088.



     In light of the diminished asset level of the Fund and the resulting increased expense ratio due both to the response to the Redemption Right as well as to the downturn in the Spanish and Portuguese equity markets, and the prospects for continued market volatility, a meeting of the Board of Directors was held on October 28, 1998 at which the Board of Directors determined that the contin-ued operation of the Fund was not in the best interests of the Fund's remaining stockholders. The Directors met for a part of this meeting without Scudder Kemper present and were assisted by counsel to the independent Directors.



     Prior to the consummation of the Redemption Right and the market difficulties in Spain and Portugal, the Fund had a net asset level which, although low by industry standards, was sufficient to allow the Fund to pursue its investment objective and carry out its operations efficiently. As of March 31, 1998, the Fund's annual expense ratio was 1.77%. Based on current asset levels, Scudder Kemper has estimated that the Fund's annual expense ratio will be 3.04%. In Scudder Kemper's view, this expense ratio significantly exceeds market standards, and places the Fund at a competitive disadvantage in the closed-end fund marketplace. Scudder Kemper has voluntarily agreed to limit the Fund's annualized expense ratio to 2.00% of net assets beginning October 1, 1998 through March 31, 1999. This limitation is intended to provide a reasonable time period for the Board of Directors and stockholders to take definitive action with respect to the future of the Fund. It is not intended to be a permanent solution to the Fund's elevated expense ratio.



     In addition to the problems posed by the Fund's high expense ratio, Scudder Kemper has determined that the reduced asset level may not allow sufficient flexibility in investment management to permit the continued pursuit of the Fund's investment objective. Of most significant concern, the reduced asset level may not permit sufficient diversification of the Fund's portfolio, thereby hampering risk management. Further, because of the Fund's limited portfolio capacity, the Fund will likely be unable to take advantage of new investment opportunities that may arise in Spain and Portugal.



     At the October 28 meeting, the Board considered various alternatives for the Fund, including: (i) combining the Fund with another closed-end fund in the Scudder Kemper family; (ii) combining the Fund with another open-end fund in the Scudder Kemper family; (iii) increasing the size of the Fund by a secondary offering of the Fund's common stock; (iv) liquidating the Fund; and (v) continuing the Fund's independent existence without an attempt to increase its asset level.



     The Board has determined that combining the Fund with another open-end or closed-end fund is not a realistic option. Due to the results of the Redemption Right, any combination of the Fund with a closed-end or open-end fund where the Fund would not be the surviving fund would likely be classified as a taxable transaction by the Internal Revenue Service if such transaction were consummated in the next two to three years. Accordingly, the Board has determined that the prospects of such a transaction are doubtful and the costs of such a transaction would likely outweigh any benefits. Similarly, although a business combination in which an open-end or closed-end fund is acquired by the Fund could qualify for tax-free status, the relatively small size of the Fund makes such a transaction unlikely in the view of the Board of Directors.

     Because the Fund's shares trade at a discount to net asset value, any offering of Fund shares would have to be priced at a level below net asset value in order to be successful. Under the 1940 Act, a closed-end fund may not offer its shares at a price less than net asset value unless the offer is only to existing stockholders. Because of the reduced stockholder base of the Fund, Scudder Kemper has advised the Board of Directors that the Fund could not significantly increase the Fund's asset level through an offer of shares to existing stockholders. Finally, the Board determined that continued independent existence of the Fund absent some measure to increase assets is not advisable in view of the Fund's diminished asset level and increased expense ratio.



     Based upon the foregoing considerations and other relevant factors, and despite the Fund's long-term performance record and their belief that the Fund has offered stockholders a significant opportunity to participate in the Spanish and Portuguese equity markets, the Directors unanimously concluded that the liquidation and subsequent dissolution of the Fund was advisable and in the best interests of the Fund's stockholders.



     The Board, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), then adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution pursuant to the provisions of the Plan advisable and directing that the Plan be submitted to the stockholders of the Fund for their consideration. In connection with the proposal, the Fund will bear the costs associated with the liquidation of the Fund, which are expected to total approximately $25,000. As a result of the voluntary expense limitation currently in place, it is anticipated that Scudder Kemper will pay all or a substantial portion of these costs.



     As of November 4, 1998, the net asset value per share of the Fund's shares was $14.75, whereas the price of the last reported trade of the Fund's shares on the same date was $14.125. The market price of the Fund's shares may increase or decrease prior to the distribution of the assets to the Fund's stockholders. Stockholders are urged to obtain current market quotations for the Fund's shares.



     The liquidation of the assets and dissolution of the Fund will have the effect of permitting the Fund's stockholders to invest the distributions to be received by them upon the Fund's liquidation in investment vehicles of their own choice. Investors who desire the continued use of a managed investment such as a mutual fund may obtain prospectuses for other investment companies managed by Scudder Kemper by calling, toll free, (800) 225-2470.



     Plan of Dissolution, Liquidation and Termination of the Fund



     The Plan provides for the complete liquidation of the assets of the Fund, distribution of the proceeds to stockholders and dissolution of the Fund. If the Plan is approved, Scudder Kemper will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as Scudder Kemper, under the supervision of the Board, shall determine to be reasonable and in the best interests of the Fund and its stockholders. The Plan authorizes the Board to abandon the Plan without stockholder approval at any time prior to the filing of Articles of Dissolution with the State Department of Assessments and Taxation of Maryland if the Board determines that such abandonment would be advisable and in the best interests of the Fund's stockholders.



     Liquidation Value



     If the Plan is adopted by the Fund's stockholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all of the Fund's known expenses, charges, liabilities and other obligations, including those expenses incurred in connection with the liquidation, each Fund stockholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current valuation procedures, together with accrued and unpaid dividends and distributions with respect to each of the stockholder's shares of the Fund (the "Liquidation Distribution").



     Federal Income Tax Consequences



     The following summary provides general information with regard to the federal income tax consequences to stockholders on receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution; however, the Fund has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any stockholder upon receipt of a Liquidation Distribution will be as set forth below.



     This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.



     The information below is only a summary of some of the federal tax consequences generally affecting the Fund and its individual U.S. stockholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to stockholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect stockholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Stockholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the Liquidation Distribution. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by stockholders.

     As discussed above, pursuant to the Plan, the Fund will sell its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to its stockholders and dissolve. The Fund anticipates that the Fund will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of its net capital gains realized from the sale of its assets.



     For federal income tax purposes, a stockholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the stockholder's shares of the Fund in exchange for the Liquidation Distribution. Each stockholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in his or her shares and the Liquidation Distribution he or she receives from the Fund. If the shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the shares have been held for more than one year, any gain will constitute a long-term capital gain taxable to individual stockholders at a maximum rate of 20%, and any loss will constitute a long-term capital loss. If the stockholder has held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss.



     If a stockholder has failed to furnish a correct taxpayer identification number or has failed to clarify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 31% backup withholding tax with respect to any ordinary or capital gains dividends as well as the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.



     Stockholders will be notified of their respective shares of ordinary and capital gains dividends for the Fund's final fiscal year in normal tax-reporting fashion.



     Liquidation Distribution



     At present, the date on which the Fund will be liquidated and on which the Fund will pay Liquidation Distributions to its stockholders is uncertain, but it is anticipated that if the Plan is adopted by the stockholders at the Meeting on December 1, such liquidation would occur by December 31, 1998 (the "Liquidation Date"). There can be no assurance, however, that the liquidation will occur by December 31, 1998. Stockholders holding Fund shares in book-entry form as of the close of business on the date immediately preceding the Liquidation Date will receive their Liquidation Distribution on the Liquidation Date without any further action on their part. Stockholders holding their Fund shares in certificated form ("Certificate Stockholders") will receive their Liquidation Distribution upon receipt by the Fund of their certificates. Certificate

Stockholders will receive appropriate instructions for submission of their certificates prior to the Liquidation Date.



REQUIRED VOTE



     Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding shares of common stock. The Board recommends that the stockholders vote FOR the proposed amendment to the Fund's Articles of Incorporation and the proposed liquidation of assets and dissolution of the Fund pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination.



                          PROPOSAL 2: APPROVAL OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION


     Scudder Kemper acts as the investment adviser to and manager for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated September 7, 1998 and currently in effect. The investment management agreement in effect between the Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and Scudder Kemper was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "Current Investment Management Agreement." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")



     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Fund by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.



     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Fund's Board on August 6, 1997 and by stockholders on November 12, 1997.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle") to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.


     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its stockholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.



     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services, in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                              [SCUDDER FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.


     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.



     Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.



     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, the Current Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board members of the Fund and is now being proposed for approval by stockholders of the Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting the Fund to obtain stockholder approval of its Current Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998, (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, the Fund's investment management fees are being held in escrow until the earlier of stockholder approval of the Fund's Current Investment Management Agreement or the expiration of the 150 day period. A copy of the form of the Current Investment Management Agreement is attached hereto as Exhibit B. THE CURRENT INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for the Fund will not change as a result of the Transaction. The material terms of the Current Investment Management Agreement are described under "Description of the Investment Management Agreement" below.



BOARD OF DIRECTORS' RECOMMENDATION



     On July 23, 1998 the Board of the Fund, including Directors who are not parties to the Current Investment Management Agreement or "interested persons" (as defined in the 1940 Act) ("Non-Interested Directors") of any such party, voted to approve the Current Investment Management Agreement and to recommend its approval to stockholders.



     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors' Evaluation" below.


     If the stockholders do not approve the Current Investment Management Agreement, the Current Investment Management Agreement will terminate and the Board of Directors will take such action as they deem in the best interests of stockholders.

     The Board of the Fund recommends that stockholders vote FOR approval of the Current Investment Management Agreement.


BOARD OF DIRECTORS' EVALUATION


     The Non-Interested Directors have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of the Fund were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.


     In the course of the annual review by the Non-Interested Directors of the continuance of the Former Investment Management Agreement between the Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the stockholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-Interested Directors had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Directors that the proposed Transaction would not have a material effect on the operations of the Fund or on its stockholders.



     During the course of their deliberations, the Non-Interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Fund; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the increased complexity of the domestic and international securities markets; the investment record of Scudder Kemper in managing the Fund; Scudder Kemper's profitability with respect to the Fund and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Fund; improvements in the quality and scope of the shareholder services provided to the Fund's stockholders; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper serving as fund accounting agent and shareholder servicing agent of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Fund; and various other factors.


     The Board of the Fund was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. Prior to the consummation of the Transaction, the Board was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Non-Interested Directors.


     In addition to the foregoing factors, the Non-Interested Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-Interested Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-Interested Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Fund and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT


     Except for the dates of execution and termination, the Current Investment Management Agreement is substantially identical to the Former Investment Management Agreement. Under the Current Investment Management Agreement, subject to the supervision of the Board of Directors, Scudder Kemper provides the Fund with continuing investment management services. The Investment Manager manages the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective and policies. In so doing, the Investment Manager agrees to: make available to the Fund research and statistical data and provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested in cash; act in conformity with the Fund's Articles of Incorporation, By-Laws and with the instructions and directions of the Board of Directors of the Fund and conform and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; maintain all books and records required to be maintained under the 1940 Act provided such books and records are not maintained or furnished by the custodian or other agent of the Fund; render to the Board of Directors such periodic and special reports as the Board may reasonably request; and provide to the Fund's custodian and the Fund on each business day information relating to all transactions concerning the Fund's assets.



     Further, the Investment Manager determines the securities to be purchased or sold by the Fund and places orders pursuant to its determinations with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, the Investment Manager agrees to give primary consideration to securing the most favorable price and efficient execution. Consistent with such policy, the Investment Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction. In addition, the Investment Manager is authorized to aggregate securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.


     Under the Current Investment Management Agreement the Investment Manager agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under such agreement and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Manager (with the exception of travel expenses of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent such expenses relate to attendance at meetings of the Board or any committees thereof), and to furnish at the

Investment Manager's expense for the use of the Fund office space and facilities as the Fund may reasonably require in New York City and to furnish clerical services in the United States related to research, statistical and investment work. The Investment Manager also agrees to render administrative services to the fund such as monitoring the valuation of portfolio securities and assisting in the determination of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors and in calculation and payment of distributions to stockholders, overseeing the maintenance of the books and records of the Fund required under Rule 31a-1(b)(4) under the 1940 Act, providing assistance in certain accounting and tax matters and investor and public relations, preparing the Fund's federal, state and local income tax returns, preparing the financial information for the Fund's proxy statements and annual reports to stockholders, preparing the Fund's periodic financial reports to the Commission and other regulatory and self-regulatory organizations, preparing reports and notices to stockholders, and responding to, or referring to the Fund's officers or transfer agent, stockholder inquiries relating to the Fund.



     Under the Current Investment Management Agreement, the Fund is responsible for other expenses, including organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Investment Manager or of any one or more organizations retained by the Fund or by the Investment Manager as an advisor or consultant to the Fund); fees payable to the Investment Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agent and registrar; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); and other expenses.



     In return for the services provided by the Investment Manager as investment manager and administrator, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a monthly fee which, on an annual basis, is equal to 1.20% of the Fund's average weekly net assets. This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's policy of investing in Spanish and Portuguese securities and the additional time and expense required of the Investment Manager in executing such policy. During the fiscal year ended September 30, 1998, the Fund paid investment management fees of $1,309,151. In addition, prior to the consummation of the Scudder-Zurich Transaction, the Fund had a separate administration agreement with Scudder pursuant to which it paid Scudder a monthly fee at an annual rate of 0.20% of the Fund's average net assets, based on the net asset value on the last business day of each week. This administration agreement was incorporated, in all material respects, into the Former Investment Management Agreement, and remains a part of the Current Investment Management Agreement. For the fiscal year ended September 30, 1998, the Fund paid administration fees to Scudder of $130,843. As of September 30, 1998, the Fund had net assets of $86,900,000.


     Under the Current Investment Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in Spanish and Portuguese issuers, and to utilize in providing such services information furnished to the Investment Manager by advisors and consultants to the Fund. The Current Investment Management Agreement also provides that purchase and sale opportunities suitable for more than one client of the Investment Manager will be allocated in an equitable manner.

     The Current Investment Management Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager on 60 days' written notice. The Current Investment Management Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act). The Current Investment Management Agreement also provides that it supersedes all prior investment management and administration agreements.

     The Current Investment Management Agreement provides that the Investment Manager is not liable for any error of judgment or any loss suffered by the Fund, in connection with matters to which the Current Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Current Investment Management Agreement.

     The Current Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, the Fund has the nonexclusive right to use the sublicense and Scudder name and mark as part of its name, and to use the Scudder Marks in the Fund's investment products and services. This license continues only as long as the Current Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, the Fund undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the Current Investment Management Agreement is terminated, the Fund must not use a name likely to be confused with those associated with the Scudder Marks.



     The Current Investment Management Agreement provides that the Investment Manager will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.


     The Current Investment Management Agreement, pending stockholder approval, will remain in effect through September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. Scudder Kemper or its predecessor has acted as the Investment Manager for the Fund since April 1992.

INVESTMENT MANAGER


     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.



     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Zurich owns approximately 70% of the Investment Manager, with the balance owned by certain of the Investment Manager's officers and employees.



     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, and Laurence Cheng*, Gunther Gose* and William H. Bolinder(+) are Directors of the Investment Manager. The principal occupation of each of Edmond
D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia
M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services.


     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December 1997, Daniel Pierce, a Director of the Fund, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the

------------------------------


* Mythenquai 2, Zurich Switzerland


(#) 345 Park Avenue, New York, New York


(+) 1400 American Lane, Schaumburg, Illinois

Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value and provides fund accounting services for the Fund for an annual asset based fee of 0.065% of weekly net assets on the first $50 million of net assets, 0.04% of weekly net assets for the next $850 million, and 0.02% of weekly net assets for amounts over $1 billion of net assets, plus transaction and holding fees. For the fiscal year ended September 30, 1998, the fees paid to SFAC by the Fund were $87,707. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, acts as the shareholder servicing agent for the Fund at no fee. SFAC and SSC will continue to provide fund accounting and shareholding services to the Fund under the Current Investment Management Agreement.



     Exhibit C sets forth the fees and other information regarding certain other investment companies advised by Scudder Kemper.


BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS


     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.


REQUIRED VOTE


     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The outcome of this Proposal is important regardless of the outcome of Proposal 1 (the Proposal to liquidate and dissolve the Fund). The Directors recommend that the stockholders vote FOR this Proposal 2.



                 PROPOSAL 3: ELECTION OF DIRECTORS OF THE FUND



     At the Meeting, two individuals are nominated for re-election to the Board of Directors of the Fund, to serve for a term of three years or until their successors are duly elected and qualified. For election of Directors at the Meeting, the Board of Directors has approved the nomination as Class III Directors of Richard M. Hunt and Daniel Pierce, both current Directors of the Fund. Messrs. Hunt and Pierce have consented to being nominated for re-election and to serve if elected.


     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.

INFORMATION CONCERNING NOMINEES

     Unless otherwise noted, each nominee has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                      PRINCIPAL OCCUPATION OR
NAME (AGE)            EMPLOYMENT AND DIRECTORSHIPS
----------            ----------------------------
Daniel Pierce (64)*+  Managing Director of Scudder Kemper Investments, Inc.;
                      Director, Fiduciary Trust Company (bank and trust
                      company) and Fiduciary Company Incorporated (bank and
                      trust company). Mr. Pierce first became a Director of the
                      Fund in 1991. As of August 15, 1998, Mr. Pierce owned
                      7,414 shares of the Fund. Mr. Pierce serves on the boards
                      of 59 funds managed by Scudder Kemper with 153 fund
                      portfolios.
Richard M. Hunt (71)  University Marshal and Senior Lecturer, Harvard
                      University; Vice Chairman, American Council on Germany;
                      Director, Council on the United States and Italy; Life
                      Trustee, American Field Service; and Partner, Elmhurst
                      Investment Trust (family investment firm). Mr. Hunt first
                      became a Director of the Fund in 1994. As of August 15,
                      1998, Mr. Hunt owned 3,500 shares of the Fund. Mr. Hunt
                      serves on the boards of 4 funds managed by Scudder Kemper
                      with 9 fund portfolios.

INFORMATION CONCERNING CONTINUING DIRECTORS

     Pursuant to the organizational documents of the Fund, the Board is divided into three classes, each class having a term of three years. At the annual meeting of stockholders in each year, the term of one class of Board members expires. Accordingly, only those Board members in once class may be changed in any one year, and it would require two years to change a majority of the Board. This system of electing Board members may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Board members. Pursuant to the Fund's Articles of Incorporation, the number of Board members shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. The term of the Class I, II and III Board members expires in the year 1999, 2000, and 1998, respectively. Those current Class I and Class II Directors are not nominees at the Meeting. Messrs. Martin and Perez Llorca are Class I Directors, and Mr. Nolen is a Class II Director.

     Class I -- Directors Serving until 1999 Annual Meeting of Stockholders:



                         PRESENT OFFICE WITH THE FUND, IF ANY;                   SHARES
                                PRINCIPAL OCCUPATION OR         YEAR FIRST    BENEFICIALLY
                            EMPLOYMENT AND DIRECTORSHIPS IN      BECAME A      OWNED AS OF
NAME (AGE)                      PUBLICLY HELD COMPANIES          DIRECTOR    AUGUST 15, 1998
----------               -------------------------------------  ----------   ---------------
Rogerio C.S. Martins     Chairman of the Board, Atlas- Copco       1987            None
  (69)                   de Portugal (air compressor
                         equipment); Director, Credit Lyonnais
                         Portugal; Adviser to the Portuguese
                         Minister of Economy. Until 1996,
                         Columnist, Publico (newspaper);
                         Professor, Institute Superior de
                         Estudos Financeirose Fiscals;
                         Director, Ramalho Rosa (construction)
                         and Lusotur Sociedade Financeira de
                         Turismo (tourism).
Jose Pedro Perez Llorca  Attorney, Garcia Anoveros and Perez       1992            None
  (57)                   Llorca; President, Atlantic
                         Association (international relations
                         organization); and Director, Foster
                         Wheeler Spain and NCR Spain; and
                         Consultant, 3M Espana.



     Class II -- Director serving until 2000 Annual Meeting of Stockholders:



                         PRESENT OFFICE WITH THE FUND, IF ANY;                   SHARES
                                PRINCIPAL OCCUPATION OR         YEAR FIRST    BENEFICIALLY
                            EMPLOYMENT AND DIRECTORSHIPS IN      BECAME A      OWNED AS OF
NAME (AGE)                      PUBLICLY HELD COMPANIES          DIRECTOR    AUGUST 15, 1998
----------               -------------------------------------  ----------   ---------------
Wilson Nolen (71)+       Consultant; Trustee, Cultural             1992          10,000
                         Institutions Retirement Fund, Inc.,
                         New York Botanical Garden, Skowhegan
                         School of Painting and Sculpture;
                         Director, Ecohealth, Inc.
                         (biotechnology company) (until 1996);
                         and Director, Chattem, Inc. (drug and
                         chemical company) (until 1993). Mr.
                         Nolen serves on the boards of 9 funds
                         managed by Scudder Kemper with 24
                         fund portfolios.


---------------

  * Persons considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of Scudder Kemper. Mr. Pierce is deemed to be an interested person because of his affiliation with Scudder Kemper.


 + Messrs. Pierce and Nolen are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

EXECUTIVE OFFICERS

     In addition to Mr. Pierce, a Director who is also an officer of the Fund, the following persons are Executive Officers of the Fund:


                                 PRESENT OFFICE WITH THE FUND;
NAME (AGE)                   PRINCIPAL OCCUPATION OR EMPLOYMENT(1)
----------                   -------------------------------------
Nicholas Bratt (50)       President; Managing Director of Scudder
                          Kemper.
Paul J. Elmlinger (40)    Vice President and Assistant Secretary;
                          Managing Director of Scudder Kemper.
Carol L. Franklin (45)    Vice President; Managing Director of Scudder
                          Kemper.
Bruce H. Goldfarb (33)    Vice President and Assistant Secretary;
                          Senior Vice President of Scudder Kemper
                          since 1997; previously practiced law with
                          the law firm of Cravath, Swaine & Moore.
Joan R. Gregory (53)      Vice President; Vice President of Scudder
                          Kemper.
Judith A. Hannaway (46)   Vice President; Vice President of Scudder
                          Kemper.
Ann M. McCreary (44)      Vice President and Assistant Treasurer;
                          Managing Director of Scudder Kemper.
Thomas F. McDonough (51)  Vice President and Secretary; Senior Vice
                          President of Scudder Kemper.
Kathryn L. Quirk (46)     Vice President and Assistant Secretary;
                          Managing Director of Scudder Kemper.
John R. Hebble (40)       Treasurer; Senior Vice President of Scudder
                          Kemper.
Caroline Pearson (36)     Assistant Secretary; Senior Vice President
                          of Scudder Kemper since 1997; previously
                          practiced law with the law firm of Dechert
                          Price & Rhoads.


---------------
(1) Unless otherwise stated, all the Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

TRANSACTIONS WITH AND REMUNERATION OF DIRECTORS AND OFFICERS


     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $47,200, including expenses, during the fiscal year ended September 30, 1998. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and Scudder Kemper or an affiliate of Scudder Kemper, for which such Director receives a fee of $750). Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.


     The following Compensation Table, provides in tabular form, the following data:

     Column (1) All Directors of the Fund who receive compensation from the Fund.

     Column (2) Aggregate compensation received by a Director of the Fund from the Fund.

     Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

     Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). In some cases, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

        COMPENSATION TABLE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998

          (1)                  (2)           (3)                (4)           (5)
                                                                             TOTAL
                                          PENSION OR                     COMPENSATION
                                          RETIREMENT                     FROM THE FUND
                                           BENEFITS                        AND FUND
                                           ACCRUED        ESTIMATED      COMPLEX PAID
                            AGGREGATE     AS PART OF   ANNUAL BENEFITS    TO DIRECTOR
                          COMPENSATION       FUND           UPON           (CALENDAR
NAME OF PERSON, POSITION  FROM THE FUND    EXPENSES      RETIREMENT       YEAR 1997)
------------------------  -------------   ----------   ---------------   -------------
Richard M. Hunt,             $13,000       N/A            N/A              $26,471
  Director                                                                (4 funds)
Jose Pedro Perez Llorca,     $ 9,600       N/A            N/A              $9,600
  Director                                                                (1 fund)
Rogerio C.S. Martins,        $11,350       N/A            N/A              $11,350
  Director                                                                (1 fund)
Dr. Wilson Nolen,            $13,250       N/A            N/A             $189,548
  Director                                                               (24 funds)


     Committees of the Board -- Board Meetings. The Board of Directors of the Fund met 12 times during the fiscal year ended September 30, 1998. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he served as a regular member.


     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.


     Audit Committee. The Board has an Audit committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Non-Interested Directors") as defined in the 1940 Act, which met on January 15, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountant, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.


     Committee on Independent Directors. The Board has a Committee on Independent Directors consisting of the Non-Interested Directors. The Committee is charged with the duty of making all nominations for Non-Interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 18, 1998, to consider and nominate the nominees set forth above who, upon election to the Board, would be Non-Interested Directors of the Fund.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Commission and the New York Stock Exchange. Such persons are required by Commission regulations to furnish the fund with copies of all such filings.



     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended September 30, 1998, its Reporting Persons complied with all applicable filing requirements.


REQUIRED VOTE


     Election of each of the nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Directors of the Fund recommend that the stockholders vote FOR each of the nominees listed in this Proposal 3.



              PROPOSAL 4: RATIFICATION OF INDEPENDENT ACCOUNTANTS



     At a meeting held on April 14, 1998, the Board of Directors of the Fund, including a majority of the Non-Interested Directors, recommended to stockholders the selection of PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ended September 30, 1998. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.



     The Fund's financial statements for the fiscal year ended September 30, 1997 were audited by Price Waterhouse LLP, a predecessor of PricewaterhouseCoopers LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the Commission.


REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors of the Fund recommend that stockholders vote FOR ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.



     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal listed on the proxy card, and ask for the stockholder's instructions on each Proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.


     If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until the Meeting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     To the best of the Fund's knowledge, as of October 30, 1998, no person owned beneficially more than 5% of the outstanding shares of the Fund.


     As of August 15, 1998 the Fund's Directors and officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals to be presented at the 1999 Annual Meeting of Stockholders of the Fund and included in the Fund's proxy materials should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, not later than February 15, 1999, which has been calculated to be a reasonable time before the Fund will begin to print and mail the proxy materials for the 1999 Annual Meeting of Stockholders. The timely submission of a proposal does not guarantee its inclusion.


     Stockholders wishing to present proposals at the 1999 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by the later of the close of business 60 days prior to the meeting or fourteen days following the date such meeting is first publicly announced or disclosed.



     If the Fund is liquidated and dissolved pursuant to Proposal 1, the Fund will not hold an annual meeting in 1999.


OTHER MATTERS TO COME BEFORE THE MEETING


     The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interests of the Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Thomas F. McDonough
Thomas F. McDonough
Secretary

                                                                       EXHIBIT A



                PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION


                    OF SCUDDER SPAIN AND PORTUGAL FUND, INC.



     Scudder Spain and Portugal Fund, Inc., a Maryland corporation (the "Company"), shall proceed to a complete liquidation of the Company according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of the Company's stockholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Company (each a "Stockholder" and, collectively, the "Stockholders") for their adoption or rejection at the annual meeting of Stockholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Stockholder approval of the Plan, the Company shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:



          1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Stockholders.



          2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by December 13, 1998 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Company and the Company's investment adviser, Scudder Kemper Investments, Inc., under the supervision of the Board, shall have the authority to engage in such transactions as may be appropriate for the Company's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.



          3. Provisions for Liabilities. The Company shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.



          4. Distribution to Stockholders. As soon as practicable after the Effective Date and in accordance with section 331 of the Internal Revenue Code of 1986, as amended, the Company shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its stockholders of record as of the close of business on the date immediately preceding the Liquidation Date all of the remaining assets of the Company in complete cancellation and redemption of all the outstanding shares of the Company, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the

     Company on the Company's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay or provide for the payment of such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Company on the Company's books.



          5. Notice of Liquidation. As soon as practicable after the Effective Date, the Company shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Stockholders and that the Company will be liquidating its assets, to the extent such notice is required under the MGCL.



          6. Filings. As soon as practicable after the Liquidation Date, the Company shall prepare and file Articles of Dissolution, Form N-8F under the 1940 Act and any other documents as are necessary to effect the dissolution and/or de-registration of the Company and its shares in accordance with the requirements of the Articles of Incorporation of the Company, the MGCL, the Code, the 1940 Act and any other applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Company is so qualified, as well as the preparation and filing of any tax returns, and the filing of materials with the New York Stock Exchange.



          7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without stockholder approval if it determines that such action would be advisable and in the best interests of the Company and its Stockholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Stockholders, such an amendment or modification will be submitted to the Stockholders for approval. In addition, the Board may abandon this Plan without Stockholder approval at any time prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Stockholders.



          8. Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Company and/or its shares, withdrawing any qualification to conduct business in any state in which the Company is so qualified and the preparation and filing of any tax returns, and the filing of materials with the New York Stock Exchange.



          9. Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Company shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.



          10. Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Company, whether or not the liquidation contemplated by this Plan is effected.



     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Plan to be executed by the Company as of this 28th day of October, 1998.



                                           SCUDDER SPAIN AND


                                           PORTUGAL FUND, INC.



                                           By:

                                              ----------------------------------

                                              Nicholas Bratt


                                              President

                                                                       EXHIBIT B


                              INVESTMENT ADVISORY,
                    MANAGEMENT AND ADMINISTRATION AGREEMENT

     AGREEMENT, dated and effective as of September 7, 1998 between SCUDDER SPAIN AND PORTUGAL FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

     1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors;
(ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended, (the "1940 Act") to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as an advisor or consultant to the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

     2. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and "Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark" trademarks (together, the "Scudder Marks"), the Manager hereby grants the Fund a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Fund's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Manager (or any organization which shall have succeeded to the Manager's business as investment manager (the "Manager's Successor")), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Manager is a licensee of the Scudder Marks, provided, however, that the Manager agrees to use its best efforts to maintain its license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by the Manager or the Trademark Owner from time to time, provided that the Manager acknowledges that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with the Manager and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Manager (or the Manager's Successor) and the Fund, or the Manager no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager (or the Manager's Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between the Manager (or the Manager's Successor) and the Fund is terminated.

     3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

     4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

     6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Spanish or Portuguese issuers, or from utilizing (in providing such services) information furnished to the Manager by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

     Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this

Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

     8. This Agreement shall remain in effect for an initial period ending September 30, 1999, and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

     This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

     9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     12. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                SCUDDER SPAIN AND PORTUGAL FUND, INC.

                                By:
                    ------------------------------------------------------------
                                    President

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                    ------------------------------------------------------------

                                                                       EXHIBIT C


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
                       FOR CERTAIN OTHER FUNDS ADVISED BY
                        SCUDDER KEMPER INVESTMENTS, INC.




             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
SCUDDER FUNDS

GLOBAL GROWTH
 Global Discovery Fund          Above-average capital           1.100% of net assets      $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets+      $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Greater Europe Growth  Long term growth of capital     1.00% to $1 billion       $  195,514,335
   Fund                         through investments primarily   0.90% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets+     $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts of Japanese
                                companies).
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser.
                                                                0.100% of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser -- Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies that are viewed as
                                likely to benefit from changes
                                and developments throughout
                                Europe.
AARP FUNDS
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter+
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
KEMPER FUNDS

GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund       Long-term capital growth by     0.850% to $250 million    $    6,398,000
                                investing in a diversified      0.820% next $750 million
                                portfolio of Asian equity       0.800% next $1.5 billion
                                securities.                     0.780% next $2.5 billion
                                                                0.750% next $2.5 billion
                                                                0.740% next $2.5 billion
                                                                0.730% next $2.5 billion
                                                                0.720% thereafter+
 Kemper Europe Fund             Long-term capital growth by     0.750% to $250 million    $   23,910,000
                                investing in a diversified      0.720% next $750 million
                                portfolio of European equity    0.700% next $1.5 billion
                                securities.                     0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper International Fund      Total return, a combination of  0.750% to $250 million    $  588,069,000
                                capital growth and income,      0.720% next $750 million
                                principally through an          0.700% next $1.5 billion
                                internationally diversified     0.680% next $2.5 billion
                                portfolio of equity             0.650% next $2.5 billion
                                securities.                     0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper Emerging Markets        Long-term growth of capital     1.250% of net assets+     $   1,147,000+
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Kemper Global Blue Chip Fund   Long-term growth of capital     1.000% to $250 million    $   3,663,000+
                                through a diversified           0.950% next $750 million
                                worldwide portfolio of          0.900% thereafter+
                                marketable securities,
                                primarily equity securities.
 Kemper International Growth    Long-term growth of capital     1.000% of net assets+     $   1,556,000@
   and Income Fund              and income, primarily from
                                foreign equity securities.
 Kemper Latin America Fund      Long-term capital appreciation  1.250% to $250 million    $   1,441,000@
                                through investment primarily    1.200% next $750 million
                                in the securities of Latin      1.150% thereafter+
                                American issuers.
CLOSED-END FUNDS
 The Growth Fund of Spain,      Long-term capital appreciation  1.000% of net assets      $  315,059,000
   Inc.                         by investing primarily in
                                equity securities of Spanish
                                companies.


------------------------------
  + Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 10/1/98.

 ** Commenced operations on 9/1/98.
 + As of 3/31/98.
 @ As of 4/30/98.


Assets shown in this Exhibit are as of the respective Fund's most recent fiscal year end, unless otherwise indicated.

For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481 ext. 440.



                                                                             S&P

PROXY                                                                      PROXY




   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.


   The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR each item.



1. (A) To approve an amendment to the Fund's Articles of Incorporation to permit liquidation and dissolution of the Fund to be approved by the affirmative vote of a majority of the Fund's outstanding shares of common stock and (B) to approve the liquidation and dissolution of the Fund pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination of the Fund;



                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN



2. To approve the current Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.;


                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


3. Election of Directors;


  [ ] FOR all nominees


      (except as marked to the contrary).


  [ ] WITHHOLD AUTHORITY to vote for all nominees.



    Nominees: a. Richard M. Hunt b. Daniel Pierce



     INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of that nominee below.


     --------------------------------------------------------------------


4. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 1998.



                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                     SCUDDER SPAIN AND PORTUGAL FUND, INC.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


               ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 1, 1998



   The undersigned hereby appoints Daniel Pierce, Nicholas Bratt, Bruce H. Goldfarb and Wilson Nolen and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Spain and Portugal Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, December 1, 1998 at 10:30 a.m., eastern time, and at any adjournments thereof. Each item on the reverse is a proposal of the Fund.


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                                Please sign exactly as your name
                                             or names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated  _______ , 1998

                                             PLEASE SIGN AND RETURN PROMPTLY IN
                                                     ENCLOSED ENVELOPE.

                                                   NO POSTAGE IS REQUIRED.